Medistem Laboratories Reports Third Quarter 2007 Financial Results

Friday November 9, 4:56 pm ET

Cash Burn Reduced to Minimal Levels on Strength of Licensing Revenues

SCOTTSDALE, AZ--(MARKET WIRE)--Nov 9, 2007 -- Medistem Laboratories (OTC BB:MDSM.OB - News) (Frankfurt:S2U.F - News) today reported financial results for the quarter ended September 30, 2007.

Key events in the third quarter of 2007 were as follows:

--  Enhanced intellectual property surrounding our proprietary stem cell type

--  Grew licensing revenues by 38% from prior quarter

--  Reduced quarterly cash burn to approximately $50,000, our lowest level since inception

The Company reported a net loss of $380,417 or ($0.00) per share for the third quarter of 2007 (which includes non-cash stock based compensation charges of $298,606). Revenues were $648,052 for the third quarter of 2007 as compared to $470,828 for the second quarter of 2007 and $477,330 in the first quarter of 2007.

By comparison, the Company reported a net loss of $1,109,398 or ($0.01) per share for the second quarter of 2007 (which includes non-cash stock based compensation charges of $332,856). The loss in the second quarter of 2007 included non-recurring investments in research and development as well as a $272,900 expense related to a contractual settlement.

Comparative balance sheets and income statements are enclosed in this release.

Steve Rivers, Chief Financial Officer, stated, "The growth in our licensing revenues is reflective of the investments in our business infrastructure made during the second quarter of 2007. As we approach positive operating cash flows, continued growth will help us to finance the development of our pipeline candidates and proprietary stem cell type."

About Medistem Laboratories, Inc.

Medistem Laboratories is a biotechnology company that discovers, develops, and commercializes adult stem cell products that address serious medical conditions. While drug discovery and development is its primary focus, Medistem has compiled a body of proprietary technologies it outlicenses to commercial entities in markets where stem cell administration is permissible. Due to its licensee relationships and collaborative efforts with respected institutions, Medistem believes it is well positioned to be a leading developer of adult stem cell products.

Cautionary Statement

This document does not constitute an offer to sell or a solicitation of an offer to buy any of our securities. This document contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include projections of matters that affect revenue, the ability to develop or license certain technologies; operating expenses or net earnings; projections of capital expenditures; projections of growth; hiring plans; plans for future operations; financing needs or plans; plans relating to the company's products and services; and assumptions relating to the foregoing.

Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking information.

Some of the important factors that could cause the company's actual results to differ materially from those projected in forward-looking statements made by the company include, but are not limited to, the following: technology development limitations, intense competition, risk of business interruption, management of rapid growth, need for additional financing, regulatory approvals and requirements, dependence on key personnel and research, management and other administrative costs.

These factors are discussed in greater detail in the company's quarterly and annual periodic reports, all as filed with the Securities and Exchange Commission.

                        Medistem Laboratories, Inc.

                  Consolidated Statements of Operations

                                (unaudited)

                                                   Three Months Ended

                                              ----------------------------

                                               September 30,    June 30,

                                                   2007           2007

                                              -------------  -------------

Revenues                                      $     648,052  $     470,828

Operating expenses:

   Laboratory and clinical expenses                 370,161        377,836

   Research and development                          56,642        418,547

   Professional fees                                146,458         84,151

   General and administrative                       457,388        702,230

                                              -------------  -------------

      Total operating expenses                    1,030,649      1,582,764

                                              -------------  -------------

Operating loss                                     (382,597)    (1,111,936)

Other income (expense):

   Interest expense                                    (296)             -

   Interest income                                    5,786          5,655

   Other income (expense)                            (3,260)        (3,117)

                                              -------------  -------------

Total other income (expense)                          2,230          2,538

                                              -------------  -------------

Loss before income tax provision                   (380,367)    (1,109,398)

Income tax provision                                    (50)             -

                                              -------------  -------------

Net loss                                      $    (380,417) $  (1,109,398)

                                              =============  =============

Net loss per share:

   Basic                                      $       (0.00) $       (0.01)

                                              =============  =============

   Diluted                                    $       (0.00) $       (0.01)

                                              =============  =============

Weighted average common shares outstanding

   Basic                                        129,043,331    127,680,693

                                              =============  =============

   Diluted                                      129,043,331    127,680,693

                                              =============  =============

                        Medistem Laboratories, Inc.

                        Consolidated Balance Sheets

                                (unaudited)

                                               September 30,    June 30,

                                                   2007           2007

                                              -------------  -------------

                                 Assets

Cash and equivalents                          $     502,068  $     552,269

Restricted cash                                           -        111,000

Accounts receivable                                  27,000              -

Due from affiliate                                    9,900              -

Short-term investments                               20,000         20,000

Prepaid expenses and other current assets            25,653         16,855

                                              -------------  -------------

   Total current assets                             584,621        700,124

Property and equipment, net                         597,058        614,992

Intangible assets                                     3,566          3,566

Other assets                                         48,099         60,000

                                              -------------  -------------

   Total assets                               $   1,233,344  $   1,378,682

                                              =============  =============

          Liabilities, Minority Interest and Stockholders' Equity

Accounts payable                              $      36,930  $       9,314

Accrued expenses                                     95,351        324,203

Due to affiliate                                          -         28,300

Accrued registration rights penalties                74,623         71,364

Deferred revenue                                      8,500         38,650

                                              -------------  -------------

   Total current liabilities                        215,404        471,831

                                              -------------  -------------

   Total liabilities                                215,404        471,831

                                              -------------  -------------

Minority interest                                         -              -

                                              -------------  -------------

Stockholders' equity:

Series A convertible preferred stock, $0.0001

 par value, no stated interest rate or dividend

 preference, liquidation preference of $0.35

 per share or $1,800,000 aggregate, 200,000,000

 shares authorized, 5,142,858 shares issued

 and outstanding                                        514            514

Common stock, $0.0001 par value, 300,000,000

 shares authorized, 132,955,693 and 131,405,693

 shares issued and outstanding                       13,295         13,140

Paid-in capital                                   9,755,143      9,263,792

Accumulated deficit                              (8,751,012)    (8,370,595)

                                              -------------  -------------

   Total stockholders' equity                     1,017,940        906,851

                                              -------------  -------------

   Total liabilities, minority interest and

    stockholders' equity                      $   1,233,344  $   1,378,682

                                              =============  =============

Contact:

     Contact:

     Medistem Laboratories, Inc.

     Chris McGuinn

     602-318-3535

     http://www.medisteminc.com

Source: Medistem Laboratories